Alliance Data provides update on Loyalty Ventures spinoff

Proposed spinoff is expected to be tax-free and will create two independent, publicly traded companies

Rationale	• Aligns with our strategic transformation to deliver long-term, sustainable growth • At the spinoff date, will create standalone data-driven, tech-enabled loyalty solutions provider, Loyalty Ventures Inc. • Positions both companies to invest more deeply in their unique growth opportunities • At the spinoff date, ADS expects to receive a $750 million distribution which will be used for deleveraging • The spinoff will remove goodwill from ADS' balance sheet, which is expected to accelerate the improvement in ADS' capital ratios
LVI Capital Structure	• Debt raise targeting $675 million in term loans, including up to $500 million in Term Loan B due in 2027 • Pro Forma Total Leverage Ratio of 4.0x at 8/31/21 and 3.6x estimated at 12/31/21* • Liquidity at 12/31/21 is estimated at $281 million consisting of $131 million of cash and cash equivalents plus $150 million undrawn revolver which is expected to be in place at the spinoff date • Commitment to de-lever by $50 million throughout 2022
LVI Ratings Update	• Loyalty Ventures has been rated by Moody's at B1 and by S&P Global Ratings at B+, each with a stable outlook • LVI is focused on maintaining strong liquidity while reducing its financial leverage • Free cash flow for 2021 is estimated to be ~$162 million** • M&A will be opportunistic and targeted
Outlook	• The spinoff is on track for Q4 2021, subject to market conditions and regulatory approval • We are optimistic about Loyalty Ventures' strong competitive profile with an outlook that capitalizes on the macro recovery from the pandemic and positions the company to pursue strategic initiatives in both existing and new markets • Alliance Data will continue to trade as ADS on the NYSE and Loyalty Ventures will begin trading as LYLT on the Nasdaq exchange

* Pro Forma Adjusted EBITDA is a non-GAAP financial measure. For a definition of Pro Forma Adjusted EBITDA and a reconciliation to income before income taxes, see page three. Calculated using actual Pro Forma Adjusted EBITDA of $167 million for the twelve months ended 8/31/21 and estimated Pro Forma Adjusted EBITDA for the year ending 12/31/21 of $187 million, as applicable.

** Free Cash Flow is a non-GAAP financial measure. For a definition of Free Cash Flow and a reconciliation to Pro Forma Adjusted EBITDA, see page three. Calculated using estimated Pro Forma Adjusted EBITDA for the year ending 12/31/21 of $187 million.

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2  Forward Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, initiation or completion of strategic initiatives including the proposed spinoff of Loyalty Ventures Inc., future dividend declarations, and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to relief measures for impacted borrowers and depositors, labor shortages due to quarantine, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K as well as those set forth in the Form 10 filed by Loyalty Ventures Inc. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

 3  Reconciliation of Non-GAAP Financial Information  Pro Forma adjusted EBITDA is a non-GAAP financial measure equal to net income, the most directly comparable financial measure based on accounting principles generally accepted in the United States of America, or GAAP, plus provision for income taxes, interest (income) expense, net, depreciation and amortization and stock compensation expense. Pro Forma adjusted EBITDA also eliminates the effect of gains on the sale of certain investments and the impact of certain restructuring actions taken, and incorporates synergies from restructuring actions. Free cash flow is calculated as Pro Forma adjusted EBITDA less capital expenditures.   1 Interest (income) expense, net does not include interest on term loan debt

 Transaction Update  1  September 2021

 1  Alliance Data provides update on Loyalty Ventures spinoff  Proposed spinoff is expected to be tax-free and will create two independent, publicly traded companies        Rationale  LVI Capital Structure  LVI Ratings Update  The spinoff is on track for Q4 2021, subject to market conditions and regulatory approvalWe are optimistic about Loyalty Ventures’ strong competitive profile with an outlook that capitalizes on the macro recovery from the pandemic and positions the company to pursue strategic initiatives in both existing and new marketsAlliance Data will continue to trade as ADS on the NYSE and Loyalty Ventures will begin trading as LYLT on the Nasdaq exchange    Outlook  Aligns with our strategic transformation to deliver long-term, sustainable growthAt the spinoff date, will create standalone data-driven, tech-enabled loyalty solutions provider, Loyalty Ventures Inc.Positions both companies to invest more deeply in their unique growth opportunitiesAt the spinoff date, ADS expects to receive a $750 million distribution which will be used for deleveraging  The spinoff will remove goodwill from ADS’ balance sheet, which is expected to accelerate the improvement in ADS’ capital ratios  Debt raise targeting $675 million in term loans, including up to $500 million in Term Loan B due in 2027Pro Forma Total Leverage Ratio of 4.0x at 8/31/21 and 3.6x estimated at 12/31/211Liquidity at 12/31/21 is estimated at $281 million consisting of $131 million of cash and cash equivalents plus $150 million undrawn revolver which is expected to be in place at the spinoff dateCommitment to de-lever by $50 million throughout 2022  1 Pro Forma Adjusted EBITDA is a non-GAAP financial measure. For a definition of Pro Forma Adjusted EBITDA and a reconciliation to income before income taxes, see page three. Calculated using actual Pro Forma Adjusted EBITDA of $167 million for the twelve months ended 8/31/21 and estimated Pro Forma Adjusted EBITDA for the year ending 12/31/21 of $187 million, as applicable.2 Free Cash Flow is a non-GAAP financial measure. For a definition of Free Cash Flow and a reconciliation to Pro Forma Adjusted EBITDA, see page three. Calculated using estimated Pro Forma Adjusted EBITDA for the year ending 12/31/21 of $187 million.  Loyalty Ventures has been rated by Moody’s at B1 and by S&P Global Ratings at B+, each with a stable outlookLVI is focused on maintaining strong liquidity while reducing its financial leverage Free cash flow for 2021 is estimated to be ~$162 million2M&A will be opportunistic and targeted

 2  Forward Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, initiation or completion of strategic initiatives including the proposed spinoff of Loyalty Ventures Inc., future dividend declarations, and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to relief measures for impacted borrowers and depositors, labor shortages due to quarantine, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K as well as those set forth in the Form 10 filed by Loyalty Ventures Inc. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

 3  Reconciliation of Non-GAAP Financial Information  Pro Forma adjusted EBITDA is a non-GAAP financial measure equal to net income, the most directly comparable financial measure based on accounting principles generally accepted in the United States of America, or GAAP, plus provision for income taxes, interest (income) expense, net, depreciation and amortization and stock compensation expense. Pro Forma adjusted EBITDA also eliminates the effect of gains on the sale of certain investments and the impact of certain restructuring actions taken, and incorporates synergies from restructuring actions. Free cash flow is calculated as Pro Forma adjusted EBITDA less capital expenditures.   1 Interest (income) expense, net does not include interest on term loan debt

 2  Legal Disclaimer  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, completion of the spinoff by Alliance Data Systems Corporation and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to reduction in demand from clients, supply chain disruption with respect to our rewards, disruptions in the airline or travel industries and labor shortages due to quarantine.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section of both (1) Alliance Data Systems Corporation’s Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, its Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K; and (2) our Registration Statement on Form 10-12B. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures and adjusted EBITDA. Constant currency excludes the impact of fluctuations in foreign exchange rates. The Company calculates constant currency by converting our current period local currency financial results using the prior period exchange rates. Adjusted EBITDA eliminates the non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. Adjusted EBITDA also eliminates the effect of gains on the sale of a business and/or certain investments, strategic transaction costs and restructuring and other charges. Adjusted EBITDA is also impacted by estimated incremental expenses for Loyalty Ventures Inc. Corporate. In addition, Precima®, a provider of strategy and customer data application and analytics, which has historically been reported within the AIR MILES Reward Program segment in the historical carve-out financial statements, was excluded from the financial information presented as it was sold on January 10, 2020.

 Transaction Update  3  During syndication, Loyalty Ventures received excess bank demand as a result of strong partnerships with relationship banksGiven this demand, the Company will shift a portion of the previously contemplated Term Loan B into a new Term Loan A resulting in lower interest expenseThe revised capital structure will be as follows:$150 million Secured Cash Flow Revolving Credit Facility (undrawn at close)$175 million Term Loan A$500 million Term Loan BPro forma Net and Total Leverage unchanged at 3.3x and 4.0x, respectively, based on LTM 8/31/2021A Pro Forma Adj. EBITDA of $167 million(1)(2) and 2.9x and 3.6x, respectively, based on LTM 12/31/2021E Pro Forma Adj. EBITDA of $187 million(1)(2)Lenders are asked to re-confirm commitments to the pro rata facilities by 12pm ET by tomorrow, Tuesday, September 28th   Notes:Adj. EBITDA is unburdened for stock-based compensation and one-time expenses and burdened for estimated incremental expenses for Loyalty Ventures CorporateIncludes add-backs related to severance, run-rate payroll savings and run-rate real estate savings as a result of BrandLoyalty’s cost savings plan

 Updated Sources & Uses and Pro Forma Capitalization   4  Notes:Adj. EBITDA is unburdened for stock-based compensation and one-time expenses and burdened for estimated incremental expenses for Loyalty Ventures Corporate.Includes add-backs related to severance, run-rate payroll savings and run-rate real estate savings as a result of BrandLoyalty’s cost savings plan

Updated Summary of Terms  5  Borrower:  Loyalty Ventures Inc. (“Borrower”) and only with respect to the Revolver, Brand Loyalty Group B.V., Brand Loyalty Holding B.V., and Brand Loyalty International B.V. (“Designated Borrowers”)      Guarantors:  Each Borrower and certain existing and future direct and indirect Material Subsidiaries of Loyalty Ventures Inc.       Security:  First priority lien and security interest in substantially all current and future assets of each Loan Party, subject to exceptions for non-US Loan Parties      Facility:  New $150 million Revolving Credit Facility  New $175 million Term Loan A  New $500 million Term Loan B  Maturity:  5 years (2026)  5 years (2026)  6 years (2027)  Pricing:  Opening pricing of L + 350 bps for the 6 months following Closing and subject to the following grid thereafter:    TBD  Amortization:  None  7.50% per annum (paid quarterly and pro rata across the TLA & TLB)    Optional Prepayments:  Pre-payable at Par    TBD  Mandatory Prepayments:  N/A    100% Asset Sales ($30 million minimum annual threshold); 365 day reinvestment period + 180 days if committed in 365 days100% non-permitted Debt Issuances50% ECF with step-downs to 25% and 0% when Secured Leverage below 3.50x and 3.00x, respectively  Accordion:  Greater of (i) $80 million and (ii) 50% of EBITDA, plus unlimited subject to Secured Leverage Ratio 4.00x (50 bps MFN for 12 months)      Financials Covenant:  Maximum Gross Total Leverage of 5.00x, stepping down to 4.50x on 12/31/22 and 4.25x on 12/31/23    None  Total Leverage   Margin  Commitment Fee  > 4.25x   L + 375 bps  50 bps  ≤ 4.25x but > 3.75x  L + 350 bps  50 bps   ≤ 3.75x but > 3.25x   L + 325 bps  45 bps   ≤ 3.25x  L + 300 bps  40 bps